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                                                                  EXHIBIT 10.4


                                THIRD AMENDMENT
                               OF SCIQUEST, INC.
                               STOCK OPTION PLAN


     THIS THIRD AMENDMENT of SciQuest, Inc. Stock Option Plan is dated as of March 1, 1999.

     WHEREAS, the Board of Directors of SciQuest, Inc. ("SciQuest") has adopted and the shareholders of the Company have approved the SciQuest, Inc. Stock Option Plan, as amended (the "Plan"); and

     WHEREAS, on March 1, 1999, SciQuest merged with and into SciQuest.com, Inc., a Delaware corporation and wholly-owned subsidiary of SciQuest ("SciQuest.com" or the "Company"), with SciQuest.com being the surviving entity; and

     WHEREAS, pursuant to the Agreement and Plan of Merger, dated March 1, 1999, and without any action on the part of either party, SciQuest.com assumed the Plan; and

     WHEREAS, the Board of Directors deems it to be in the best interests of the Company to further amend the Plan in order to change the name "SciQuest, Inc." wherever it appears in the Plan to "SciQuest.com, Inc." in order to reflect the new corporate name.

     NOW, THEREFORE, the Plan is hereby amended as set forth below:

          1. The name "SciQuest, Inc. Stock Option Plan", as it appears in the title and in the first sentence of Paragraph 1 of the Plan, shall be changed to "SciQuest.com, Inc. Stock Option Plan."

          2. The name "SciQuest, Inc.", as it appears throughout the Plan, and all exhibits thereto, shall be changed to "SciQuest.com Inc."

          3. Except as herein amended, the terms and provisions of the Plan shall remain in full force and effect as originally executed.



                              SCIQUEST.COM, INC. (formerly,
                              SciQuest, Inc.)


                              /s/ Peyton C. Anderson
                              --------------------------
                              Peyton C. Anderson
                              Executive Vice President